Reconciliation of Segment Results to (Loss) Income Before Income Taxes (Detail) (USD $)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Segment Reporting [Abstract]
Segment result	$ 5,706,820	$ 9,168,145	$ 10,999,484
Operating expenses (including depreciation and amortization)	(19,571,322)	(20,005,598)	(19,695,625)
Other income, net	2,314,721	3,441,498	2,927,113
Loss before income taxes and equity in net loss of equity method investees	$ (11,549,781)	$ (7,395,955)	$ (5,769,028)